FIRST AMENDMENT TO

                           LOAN AND SECURITY AGREEMENT

                This AGREEMENT is made this 2nd day of January, 1999, by and between VERMONT PURE HOLDINGS, LTD., a Delaware business corporation with its chief executive offices at Route 66, Catamount Industrial Park. Randolph, VT 05060, VERMONT PURE SPRINGS, INC., a Delaware business corporation with its chief executive offices at Route 66, Catamount industrial Park, Randolph, VT 05060 jointly and severally, the "Borrowers", and FIRST UNION NATIONAL Bank successor by merger to CORESTATES Bank N.A., a national banking association with offices at 1339 Chestnut Street, Philadelphia, Pennsylvania 19101-7618 (The "Bank"),

                                   BACKGROUND

                A. The Bank and the Borrowers are parties to a Loan and Security Agreement dated April 8, 1998 (as the foregoing may be amended, modified supplemented or restated from time to time, the "Loan Agreement"), pursuant to Which the Bank has made available to the Borrowers credit facilities in the form of a Working capital line of credit, and loans to facilitate the acquisition of specified types of businesses and assets. Unless otherwise indicated, all capitalized terms used in this Agreement shall have the meaning given to them in the Loan Agreement.

                B. The Borrowers have requested that the Bank increase by One Million Dollars ($I,000,000) the maximum amount available under the Working
Capital Line of Credit, which the Bank has agreed to do subject to, and in reliance upon, the terms, conditions, representations, warranties and other matters set for& below.


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AGGREEMENT

                  In consideration of the foregoing, and the covenants set forth below, and intending to be legally bound, the Borrowers and Bank agree:

                  1. AMENDMENT TO LOAN AGREEMENT. Effective as of the date of this Agreement, Sections 2.01, 2.02 and 2.05 are amended by deleting the number "'Two Million

  Dollars ($2,000,000) everywhere where number appears in those sections, and inserting in its place the number Three Million Dollars

                    2. Representations and warranties In order to induce the Bank to enter into this Agreement, the Borrowers represent and warrent to the Bank that:

                  (a) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate or other required action of the Borrowers and the Sureties,

  and does not and will not violate on of law, or any agreement, trust or other Indenture or instrument to which they are a by which their properties may be bound, or any order or decree affecting them or their properties, so that this Agreement will be a legal valid and binding obligation of the Borrowers Sureties, enforceable in accordance with their terms.

                  (b) The financial state of the Borrowers prepared by management as of October 31, 1998, and previously filed to the Bank were prepared in accordance with GAAP, and present fairly the financial position of the Borrowers as of that date and the results of their operations for the period then ended. The Borrowers have no material or substantial contingent obligations or liabilities, for taxes or otherwise, not otherwise disclosed or reserved against in such financial statements. Since October 31, 1998, there bas been no material adverse of operations of the Borrowers or the Sureties from that set forth in such financial statements.


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                                  (e) All representations and warranties made to
                  the Bank in the Loan Agreement and the Loan Documents are true and correct, with the same effect as though 'Made on and as of the date of this Agreement, there has neither occurred, nor is there continuing, any event of Default or potential Death.

(d) The Borrowers and the Sureties

                           acknowledge and confirm that the
                           loan Agreement and Loan Documents are valid and binding obligations, enforceable in accordance with the terms and conditions and that First Union National Bank is ihe successor by merger to Core States Bank N.A., and is entitled to all of the benefits and other rights set forth in the Loan Agreement and the Loan Documents.

3. Conditions Precedent. As

                    conditions precedent to the matters ,contemplated by this Agreement (including the increased availability under the working capital Line of Credit), the Borrowers shall cause to be delivered to the Bank the following agreements, documents, instruments or other evidence, all in a form and content satisfactory to the Bank and its counsel:


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(a) This Agreement, duly executed

    (b) An Allonge to the working Capital, increasing the original principal amount of the Working Capital Note to $3,000,000

                    (c) Consent of the Securities to the matters contemplated by this Agreement, as evidenced by their signature of this Agreement in the place provided below.

                  (d) Such additional agreements, documents, instruments or other matters as the Bank or its counsel may request or require under the terms of the Loan Agreement, or otherwise.

4. MISCELLANEOUS,

                  (a) This Agreement shall be deemed a modification of the Loan Agreement and the Loan Documents, to the extent it is inconsistent with any of those agreements.

                    (b) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrowers and the Bank, aud shall be construed and enforced in accordance with the laws in effect in the Commonwealth of Pennsylvania.

                    IN WITNESS WHEREOF, the parties have executed this Agreement
                    as   of the   day and year first above written.

                                        VERMONT PURE HOLDINGS, LTD.

                                         By:
                                          Timothy Fallon President
                                          VERMONT PURE SPRINGS, INC.
                                         By:
                                           Timothy Fallon President
                                           VERMONT PURE SPRINGS, INC.

                                            FIRST UNION NATIONAL
                                            Bank   successor  by
                                            merger to CORESTATES
                                            Bank N.A.

                                          BY

        The undersigned, being identified in the above agreement as Sureties, do execute this Agreement in the place provided below for the purpose of evidencing their consent in the above transactions, and confirming as in full force and effect (without setoff, counterclaim, deduction or other claim of avoidance of my nature). their unlimited LIABILITY AS TO sureties for the Indebtedness,

                                                 EXCELSIOR SPRINGS WATER
                                                  COMPANY, INC.

                                                      By:

                                                      Timothy G.  Fallon
                                                        President

                                                          A.M. FRIDAYS, INC.

                                                       By

                                                  Timothy G. Fallon, President

        LISA ANN LYONS
        NOTARY PUBLIC, STATE OF NEW YORK
        NOTARY PUBLIC NO. 0ILY5071942
        QUALIFIED IN WESTCHESTER COUNTY
        MY COMMISSION EXPIRES JANUARY 21,  1999

                      ALLONGE TO COMMERCIAL PROMISSORY NOTE

        Payor:             VERMONT PURE HOLDINGS, LTD. and
                           VERMONT PURE SPRINGS, INC.

        Payee: FIRST UNION NATIONAL BANK, as successor by merger to CoreStates Bank,
                           N.A. (the "Bank')

               Date of

               NOTE:                       April 8, 1998

               Original

               Principal Amount            $2,000,000

                                   BACKGROUND


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                            A.The  Bank is the  holder of a  certain  Commercial
                Promissory Note executed on or about April 8, 1998, and executed and delivered to the Bank by the Borrower in the original principal amount of

                                                      $2,000,000 (the "Note").

                             B.The Borrower has requested that the Bank increase
               the loan availability evidenced by the Note from $2,000,000 to $3,000,000, as set forth in that certain First Amendment to Loan and Security

                    Agreement dated the date hereof between the Borrowers and the Bank (the "First Amendment").

                           C.As a condition to entering into the First Amendment, the Bank has required the
                                                       Borrowers to execute this
                                                       Allonge.

                       NOW, THEREFORE, for good and valuable consideration,  the
                         receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree:

                         1.This  Allonge  shall be and  remain  attached  to and
shall constitute an integral part of the Note.

                             2.Terms capitalized but not defined in this Allonge shall have the meanings ascribed to them respectively in the
                                                     Note.

               3.The dollar amount appearing at the top left comer of the Note and elsewhere in the Note,is amended and restated as follows:
               Three Million Dollars

                                                           ($3,000,000).

                                4.Allonge,   and  all  documents  comprising  or
                    relating to this Allonge, shall be construed inaccordance with the laws in effort in the Commonwealth of Pennsylvania.

                               5.This Allonge, and all documents referred to in,
                         comprising or relating to this Allonge (including, without limitation. the First Amendment) constitute the sole agreement

                             Of the parties with respect to their subject matter
                       and supersede all oral negotiations and prior writings with respect to their subject matter.

                             6.Except as modified  by this  Allonge,  all of The
                 terms and provisions of the Note are hereby ratified and confirmed, including, without limitation, those provisions authorizing the Bank to exercise a warrent of attorney to confess judgment subject to the terms and conditions set forth or referred to in the Note.

                                   IN WITNESS WHEREOF, the Borrowers have caused
                this Allonge to Commercial Promissory Note to be executed by its duly authorized officer as of the

                                            20th day of January, 1999.

                                           VERMONT PURE HOLDINGS, LTD.

                                          Timothy G, Fallon, President

                                           VERMONT PURE SPRINGS, INC.

                                                       By:

                          Timothy G, Fallon, President

                                STATE OF NEW YORK

                              COUNTY OF WESTCHESTER

                       On this 20th day of January, 1999,
                   before me, a notary public, the undersigned

                     officer, personally appeared Timothy G.
                   Fallon, who acknowledged himself to be the
                    President of Vermont Pure Holdings, Ltd.,

Vermont Pure Springs, Inc., Excelsior
Springs Water Company, Inc. and A.M.

Fridays, Inc., a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the First Amendment to

Loan and Security Agreement and Allonge to
Commercial Promissory Note for the

purposes therein contained by singing the name of the corporation by himself as such officer.

                            IN WITNESS WHEREFOR, I have hereunto set my hand and
official seal.

                                                  Notary Public

                                              My commission expires:

                                                 LISA ANN LYONS
                                        NOTARY PUBLIC, STATE OF NEW YORK

                                          NOTARY PUBLIC NO. 0ILY5071942
                                         QUALIFIED IN WESTCHESTER COUNTY

                                     MY COMMISSION EXPIRES JANUARY 21, 1999